Exhibit 10.4

INCREMENTAL ASSUMPTION AND AMENDMENT NO. 1

INCREMENTAL ASSUMPTION AND AMENDMENT NO. 1, dated as of May 3, 2019 (this “Incremental Amendment”), to the Existing Credit Agreement referred to below, among Roku, Inc., a Delaware corporation (together with its successors and assigns, the “Borrower”), Morgan Stanley Senior Funding, Inc., as Administrative Agent (as defined below) and Issuing Bank (as defined below), Citibank, N.A., as Issuing Bank and MUFG Union Bank, N.A., as an Incremental Term Lender, as an Incremental Revolving Lender and as an Issuing Bank (in such capacities, the “Incremental Lender”).

RECITALS:

1.The Borrower has entered into that certain Credit Agreement, dated as of February 19, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, prior to the date hereof, the “Existing Credit Agreement”, and as amended hereby, the “Credit Agreement”), among the Borrower, the several lenders party thereto from time to time and the issuing banks party thereto from time to time (each in such capacity, an “Issuing Bank”) and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

2.Pursuant to and in accordance with Section 2.17 of the Existing Credit Agreement, the Borrower has requested that (i) Incremental Term Loan Commitments in an aggregate principal amount equal to $25,000,000 be made available to the Borrower, and the Incremental Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Incremental Lender will make Incremental Term Loans on the same terms as the Initial Term A Loans, and shall form part of the same Class of Initial Term A Loans, in an aggregate principal amount equal to $25,000,000 (the “Incremental Initial Term A Loan Commitment” and the Loans in connection therewith, the “Incremental Initial Term A Loans”) and (ii) Incremental Revolving Credit Commitments to make Incremental Revolving Loans in an aggregate principal amount equal to $25,000,000 be made available to the Borrower, and the Incremental Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Incremental Lender will (a) make Incremental Revolving Loans on the same terms as the Initial Revolving Loans and shall form part of the same Class of Initial Revolving Loans in an aggregate principal amount equal to $25,000,000 (the “Incremental Initial Revolving Credit Commitments”, the Loans in connection therewith, the “Incremental Initial Revolving Loans” and, together with the Incremental Initial Term A Loan Commitments, the “Incremental Commitments”) and (b) become an Issuing Bank and issue Letters of Credit at the request and for the account of the Borrower in an aggregate amount not to exceed its Letter of Credit Issuer Sublimit equal to $25,000,000 (the “Incremental Letter of Credit Issuer Sublimit”), in each case, resulting in Commitments and Letter of Credit Issuer Sublimits under the Credit Agreement as set forth in Schedule 1.01A attached hereto.

3.In consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.Incremental Amendment of the Existing Credit Agreement.

(a) The Borrower and the Incremental Lender hereby agree that, subject to the satisfaction of the conditions set forth herein, on the Incremental Amendment No. 1 Effective Date (as defined below), the Incremental Initial Revolving Credit Commitments and the Incremental Initial Term A Loan Commitments of the Incremental Lender shall be effective.

(b) Except as otherwise expressly set forth herein, (i) the Incremental Initial Revolving Loans and the Incremental Initial Revolving Credit Commitments shall have terms that are identical to those of, and shall form the same Class as, the Initial Revolving Loans and Initial Revolving Credit Commitments, respectively, and (ii) the Incremental Initial Term A Loans and the Incremental Initial Term A Loan Commitments shall have terms that are identical to those of, and shall form the same Class as, the Initial Term A Loans and Initial Term A Loan Commitments, respectively, in each case, existing immediately prior to the Incremental Amendment No. 1 Effective Date, including, without limitation, with respect to the maturity date, weighted average life, interest rate margins, amortization, commitment reductions and prepayments, in each case, in accordance with Section 2.17(b) of the Existing Credit Agreement.

(c) The Borrower hereby designates the Incremental Lender as an “Issuing Bank” under the Credit Agreement and the other Loan Documents, and the Incremental Lender hereby agrees to act as and shall constitute an “Issuing Bank” under and in accordance with the Credit Agreement and the other Loan Documents, with a Letter of Credit Issuer Sublimit equal to its respective Incremental Letter of Credit Issuer Sublimit hereunder.

(d) It is understood and agreed that (i) the Incremental Initial Term A Loans are “Incremental Term Loans”, the Incremental Lender is an “Incremental Term Loan Lender”, the Incremental Initial Term A Loan Commitment is an “Incremental Term Loan Commitment” and this Incremental Amendment is an “Incremental Term Loan Amendment”, in each case, as defined in the Existing Credit Agreement and (ii) the Incremental Initial Revolving Loans are “Incremental Revolving Loans”, the Incremental Lender is an “Incremental Revolving Lender” and “Revolving Lender”, the Incremental Initial Revolving Credit Commitment is an “Incremental Revolving Credit Commitment” and “Revolving Credit Commitment” and this Incremental Amendment is an “Incremental Assumption Agreement”, in each case, as defined in the Existing Credit Agreement.

(e) The Incremental Lender acknowledges and agrees that upon its execution of this Incremental Amendment and the occurrence of the Incremental Amendment No. 1 Effective Date, that the Incremental Lender shall become (i) a “Lender”, “Revolving Lender” and “Initial Revolving Lender” with respect to its Incremental Initial Revolving Credit Commitment and (ii) a “Lender”, “Term Loan Lender” and “Initial Term A Lender” with respect to its Incremental Initial Term A Loan Commitment, in each case, under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(f) It is further understood and agreed that this Incremental Amendment and the Credit Agreement are each a “Loan Document”, as defined in the Existing Credit Agreement.

Section 3.Conditions to Effectiveness of Incremental Amendment. The effectiveness of this Incremental Amendment, including the obligation of the Incremental Lender to provide its Incremental Commitments, make Incremental Initial Term A Loans or Incremental Initial Revolving Loans or issue Letters of Credit is subject, in each case, to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Incremental Amendment No. 1 Effective Date”):

(a) The Administrative Agent shall have received this Incremental Amendment executed and delivered by a duly authorized officer of the Borrower and the Incremental Lender.

(b) The Administrative Agent shall have received, on behalf of itself and the Incremental Lender, customary officer’s closing certificates, organizational documents, customary evidence of authorization and good standing certificates in jurisdictions of formation or organization, in each case, with respect to each Loan Party. All documents and instruments required to create and perfect the Administrative Agent’s security interests in the Collateral shall have been executed and delivered by each Loan Party (or, where applicable, each Loan Party shall have authorized the filing of financing statements under the Uniform Commercial Code) and, if applicable, be in proper form for filing.

(c) A certificate of a Responsible Officer of the Borrower certifying that (i) the conditions in clauses (g) and (h) of this Section 3 have been satisfied and (ii) the Incremental Loans are being incurred in reliance on Section 2.17(a)(i)(z) of the Existing Credit Agreement.

(d) To the extent such documentation has not previously been delivered in connection with the effectiveness of the Existing Credit Agreement, the Administrative Agent, Incremental Lender shall have received at least three (3) business days prior to the Incremental Amendment No. 1 Effective Date, all documentation and other information required with respect to each Loan Party by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act to the extent reasonably requested in writing by the Administrative Agent or any Incremental Lender at least ten (10) business days prior to the Incremental Amendment No. 1 Effective Date. To the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) and the Incremental Lender has requested, in a written notice to the Borrower at least ten (10) business days prior to the Incremental Amendment No. 1 Effective Date, a beneficial ownership certification as required by the Beneficial Ownership Regulation in relation to the Borrower, the Incremental Lender shall have received such beneficial ownership certification at least three (3) business days prior to the Incremental Amendment No. 1 Effective Date.

(e) All fees and expenses (in the case of expenses, to the extent invoiced at least three (3) business days prior to the Incremental Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Borrower)), required to be paid on the Incremental Amendment No. 1 Effective Date, shall have been paid.

(f) The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower, in substantially the form of Exhibit G to the Existing Credit Agreement, certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated hereby, are solvent.

(g) no Default shall have occurred and be continuing.

(h) As of the Incremental Amendment No. 1 Effective Date, the representations and warranties of each Loan Party set forth in the Existing Credit Agreement and any other Loan Document shall be true and correct in all material respects (or in all respects to the extent that any representation and warranty is qualified by materiality or Material Adverse Effect), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

Section 4.Effects on Loan Documents; Acknowledgement.

(a) Except as expressly set forth herein, this Incremental Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or any Loan Party under the Existing Credit Agreement or any other Loan Document or (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Agreement on the Incremental Amendment No. 1 Effective Date. This Incremental Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Incremental Amendment No. 1 Effective Date, all references to the “Credit Agreement” in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Incremental Amendment. Each Loan Party hereby consents to this Incremental Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.

(b) Without limiting the foregoing, each Loan Party party to the Guaranty and Security Agreement hereby (i) acknowledges and agrees that the Incremental Loans are Loans and the Incremental Lender is a Lender, (ii) acknowledges and agrees that all of its obligations under the Guaranty and Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Incremental Lender) and reaffirms the guaranties made pursuant to the Guaranty and Security Agreement, (v) acknowledges and agrees that the grant of security interests by and the guarantee of each Loan Party contained in the Guaranty and Security Agreement are, and shall remain, in full force and effect after giving effect to this Incremental Amendment, (vi) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Incremental Initial Term A Loans and Incremental Initial Revolving Loans, and (vii) agrees that all Secured Obligations are Guarantied Obligations (as defined in the Guaranty and Security Agreement).

(c) As of the Incremental Amendment No. 1 Effective Date, the Incremental Lender (i) has agreed to the amendment of the Existing Credit Agreement as set forth herein, (ii) confirms that it has received a copy of the Existing Credit Agreement and the other Loan Documents and the exhibits thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) has agreed that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 5.Counterparts. This Incremental Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Incremental Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.GOVERNING LAW. THIS INCREMENTAL AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTIONS ARISING THEREFROM (WHETHER IN CONTRACT OR TORT OR OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 7.Headings. The headings of this Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

ROKU, INC.

By:	/s/ Steve Louden
	Name:	Steve Louden
	Title:	Chief Financial Officer

[Signature Page to Roku Incremental Amendment No.1]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Jonathon Rauen
	Name:	Jonathon Rauen
	Title:	Authorized Signatory

Signature Page To Incremental Assumption And Amendment To Credit Agreement

MORGAN STANLEY SENIOR FUNDING,
INC.,
as Issuing Bank

By:	/s/ Jonathon Rauen
	Name:	Jonathon Rauen
	Title:	Authorized Signatory

Signature Page To Incremental Assumption And Amendment To Credit Agreement

CITIBANK, N.A.,
as Issuing Bank

By:	/s/ Sigrid Nubla
	Name:	Sigrid Nubla
	Title:	Director

Signature Page To Incremental Assumption And Amendment To Credit Agreement

MUFG Union Bank, N.A., as Incremental
Lender and Issuing Bank

By:	/s/ Ronald J. Drobny
	Name:	Ronald J. Drobny
	Title:	Director

Signature Page To Incremental Assumption And Amendment To Credit Agreement

Schedule 1.01A

COMMITMENTS

Initial Revolving Credit Commitments

Morgan Stanley Senior Funding, Inc.	$37,500,000

Citibank, N.A.	$37,500,000

MUFG Union Bank, N.A.	$25,000,000

Total	$100,000,000

Letter of Credit Issuer Sublimit

Morgan Stanley Senior Funding, Inc.	$25,000,000

Citibank, N.A.	$25,000,000

MUFG Union Bank, N.A.	$25,000,000

Total	$75,000,000

Initial Term A Loan Commitments

Morgan Stanley Senior Funding, Inc.	$37,500,000

Citibank, N.A.	$37,500,000

MUFG Union Bank, N.A.	$25,000,000

Total	$100,000,000